                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  November 19, 1996



                                XCELLENET, INC.
              (Exact Name of Registrant as Specified in Charter)



    Georgia                  0-23560                 58-1749705
-----------------         -----------            ------------------
(State or Other           (Commission              (IRS Employer
Jurisdiction of           File Number)           Identification No.)
 Incorporation)


            5 Concourse Parkway, Suite 850, Atlanta, Georgia 30328
      ------------------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (770) 804-8100
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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ITEM 5.   OTHER EVENTS.
------    ------------

     XcelleNet, Inc. has amended its previously announced agreement to acquire the WorldLink line of products from Technology Development Systems, Inc., a wholly-owned subsidiary of The Netplex Group, Inc. Pursuant to the amended Agreement, XcelleNet has completed the acquisition of a portion of the family of WorldLink communications products for $2 million. The remaining purchase is subject to certain conditions to be met by Netplex and is expected to close by the end of 1996.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       XCELLENET
                                       (REGISTRANT)

                                       /s/ Jeanne N. Bateman
                                       ---------------------
                                       Jeanne N. Bateman
                                       Vice President - Finance


Date: December 3, 1996